UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21698

GAMCO Global Gold, Natural Resources & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust

Semiannual Report — June 30, 2014

To Our Shareholders,

For the six months ended June 30, 2014, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) was 13.7%, compared with total returns of 5.7% and 19.9% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index (“XAU”), respectively. The total return for the Fund’s publicly traded shares was 28.4%. The Fund’s NAV per share was $10.72, while the price of the publicly traded shares closed at $10.98 on the NYSE MKT. See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2014.

Comparative Results

Average Annual Returns through June 30, 2014 (a) (Unaudited)					Since
	Year to Date	1 Year	3 Year	5 Year	Inception (03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust
NAV Total Return (b)	13.67%	21.26%	(4.47)%	7.61%	3.82%
Investment Total Return (c)	28.37	27.31	(4.10)	7.29	3.46
CBOE S&P 500 Buy/Write Index	5.66	14.12	9.13	10.50	5.12
Barclays Government/Credit Bond Index	3.76	4.07	4.02	5.03	4.88
Amex Energy Select Sector Index	14.38	30.17	12.12	18.05	11.60
Philadelphia Gold & Silver Index	19.86	11.88	(20.55)	(6.22)	0.80
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2014:

GAMCO Global Gold, Natural Resources & Income Trust

Long Positions
Energy and Energy Services	34.9%
Metals and Mining	51.3%
U.S. Government Obligations	13.8%

100.0%

Short Positions
Call Options Written	(7.2)%
Put Options Written	(0.3)%

(7.5)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 12, 2014 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 12, 2014 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza, as Trustees of the Fund. A total of 85,571,634 votes and 85,613,598 votes were cast in favor of these Trustees and a total of 3,055,532 votes and 3,013,568 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita, as a Trustee of the Fund. A total of 3,127,941 votes were cast in favor of this Trustee and a total of 49,520 votes were withheld for this Trustee.

James P. Conn, Mario d’Urso, Vincent D. Enright, Michael J. Melarkey, Salvatore M. Salibello, CPA and Anthonie C. van Ekris continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments — June 30, 2014 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 85.5%
	Energy and Energy Services — 34.6%
394,300	Anadarko Petroleum Corp.(a)	$39,487,452	$43,164,021
180,000	Apache Corp.(a)	18,981,422	18,111,600
245,025	Baker Hughes Inc.(a)	16,681,709	18,242,111
566,400	Cabot Oil & Gas Corp.	21,148,010	19,336,896
157,500	Cameron International Corp.†(a)	10,105,190	10,664,325
229,400	Carrizo Oil & Gas Inc.†	13,300,265	15,888,244
1,050,000	Cobalt International Energy Inc.†(a)	27,121,901	19,267,500
92,400	CVR Energy Inc.	3,649,555	4,452,756
261,000	CVR Refining, LP	7,038,824	6,527,610
400,000	Denbury Resources Inc.	6,605,086	7,384,000
154,500	Devon Energy Corp.(a)	10,950,426	12,267,300
80,000	Diamondback Energy Inc.†	5,512,344	7,104,000
367,900	Encana Corp.	6,719,737	8,722,909
280,000	Energy XXI Bermuda Ltd.	7,052,520	6,616,400
60,000	EOG Resources Inc.	5,875,800	7,011,600
95,000	FMC Technologies Inc.†	5,627,800	5,801,650
2,939,330	Glencore Xstrata plc	19,409,461	16,376,281
75,000	Halliburton Co.	5,299,500	5,325,750
350,000	Key Energy Services Inc.†	3,515,750	3,199,000
900,000	Kodiak Oil & Gas Corp.†	12,038,940	13,095,000
250,100	Laredo Petroleum Inc.†	7,025,252	7,748,098
440,000	Marathon Oil Corp.(a)	15,757,198	17,564,800
75,000	Murphy Oil Corp.	4,334,250	4,986,000
100	Murphy USA Inc.†	3,416	4,889
119,500	National Oilwell Varco Inc.(a)	8,556,361	9,840,825
170,000	Newfield Exploration Co.†	5,577,700	7,514,000
380,000	Noble Corp. plc(a)	13,531,955	12,752,800
29,874	NOW Inc.†	949,722	1,081,737
240,000	Oasis Petroleum Inc.†	10,371,600	13,413,600
120,000	Patterson-UTI Energy Inc.	3,878,400	4,192,800
400,000	Penn Virginia Corp.†	5,906,000	6,780,000
757,000	Petroleo Brasileiro SA, ADR(a)	23,559,115	11,074,910
203,500	QEP Resources Inc.	6,250,485	7,020,750
50,000	Schlumberger Ltd.	5,449,160	5,897,500
170,000	SM Energy Co.	13,570,831	14,297,000
200,000	Suncor Energy Inc.(a)	7,885,194	8,526,000
150,000	Superior Energy Services Inc.	4,424,145	5,421,000
1,750,000	Talisman Energy Inc.(a)	29,833,303	18,550,000
300,000	Tullow Oil plc	6,577,663	4,382,017
1,215,500	Weatherford International plc†(a)	24,130,103	27,956,500
300,000	Western Refining Inc.	12,090,780	11,265,000
70,000	Whiting Petroleum Corp.†	5,232,500	5,617,500
100,000	WPX Energy Inc.†	1,958,370	2,391,000

		462,975,195	456,837,679

	Metals and Mining — 50.9%
1,492,000	Agnico Eagle Mines Ltd.(a)	64,313,450	57,143,600

Shares		Cost	Market Value
431,000	Anglo American plc	$19,709,815	$10,547,816
1,301,000	AngloGold Ashanti Ltd., ADR†(a)	33,959,249	22,390,210
879,180	Antofagasta plc	18,592,651	11,480,256
3,545,000	AuRico Gold Inc.	16,989,768	15,101,700
3,868,500	B2Gold Corp.†	11,193,976	11,296,020
1,224,000	Barrick Gold Corp.(a)	53,569,526	22,399,200
155,000	BHP Billiton Ltd., ADR	12,087,613	10,609,750
1,500,000	Centerra Gold Inc.	7,286,686	9,460,663
859,105	Comstock Mining Inc.†	1,683,049	1,434,705
793,500	Detour Gold Corp.†	11,657,626	10,857,130
1,100,000	Duluth Metals Ltd.†	2,601,986	608,219
6,859,000	Eldorado Gold Corp.(a)	70,657,054	52,452,500
450,000	Franco-Nevada Corp.	20,745,871	25,803,000
670,000	Freeport-McMoRan Copper & Gold Inc.(a)	29,435,206	24,455,000
2,064,100	Fresnillo plc	27,257,311	30,803,244
2,200,000	Goldcorp Inc.(a)	78,981,741	61,402,000
1,971,383	Hochschild Mining plc†	7,323,535	5,389,657
300,000	Iluka Resources Ltd.	2,837,763	2,299,858
246,800	Kinross Gold Corp., New York†(a)	4,815,862	1,021,752
3,592	Kinross Gold Corp., Toronto†(a)	68,647	14,879
250,600	Lundin Mining Corp., OTC†(a)	2,134,634	1,383,312
49,400	Lundin Mining Corp., Toronto†(a)	368,067	271,757
200,000	MAG Silver Corp.†	1,921,617	1,891,195
1,216,725	Newcrest Mining Ltd.†	37,267,970	12,179,417
1,754,500	Newmont Mining Corp.(a)	74,856,000	44,634,480
211,300	Peabody Energy Corp.(a)	12,890,871	3,454,755
450,000	Perseus Mining Ltd.†	1,551,442	189,776
400,000	Perseus Mining Ltd.†(b)	1,281,432	168,689
926,000	Primero Mining Corp.†	6,054,636	7,419,802
666,500	Randgold Resources Ltd., ADR(a)	68,944,673	56,385,900
466,000	Rio Tinto plc, ADR(a)	27,961,972	25,294,480
2,800,000	Romarco Minerals Inc.†	2,582,584	2,335,411
285,977	Royal Gold Inc.(a)	25,776,356	21,768,569
5,909,090	Saracen Mineral Holdings Ltd.†	2,449,092	2,284,513
500,000	SEMAFO Inc.	3,145,726	2,347,594
1,120,000	Sibanye Gold Ltd., ADR	10,921,332	12,353,600
853,500	Silver Wheaton Corp.	20,418,361	22,421,445
895,000	Tahoe Resources Inc.†	19,594,474	23,434,984
2,321,000	Torex Gold Resources Inc.†	2,615,395	3,545,504
320,581	Turquoise Hill Resources Ltd.†	2,979,579	1,070,741
950,697	Vale SA, ADR(a)	19,858,412	12,577,721
108,475	Vale SA, Cl. P, ADR	1,749,992	1,290,853

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Shares			Cost	Market Value
		COMMON STOCKS (Continued)
		Metals and Mining (Continued)
3,212,500		Yamana Gold Inc.(a)	$46,674,664	$26,406,750

			889,767,666	672,082,407

		TOTAL COMMON STOCKS	1,352,742,861	1,128,920,086

Principal Amount
		CONVERTIBLE CORPORATE BONDS — 0.4%
		Energy and Energy Services — 0.1%
$1,000,000		Energy XXI Bermuda Ltd. 3.000%, 12/15/18(c)	1,000,000	991,250

		Metals and Mining — 0.3%
2,800,000		Detour Gold Corp. 5.500%, 11/30/17	2,800,000	2,688,000
600,000		Kirkland Lake Gold Inc. 7.500%, 12/31/17(c)	611,154	432,969
1,500,000	(d)	Wesdome Gold Inc. 7.000%, 05/24/17(b)(e)	1,473,695	1,334,600

			4,884,849	4,455,569

		TOTAL CONVERTIBLE CORPORATE BONDS	5,884,849	5,446,819

		CORPORATE BONDS — 0.3%
		Energy and Energy Services — 0.2%
2,500,000		AngloGold Ashanti Holdings plc, 8.500%, 07/30/20	2,503,226	2,809,375

		Metals and Mining — 0.1%
1,000,000		AuRico Gold Inc., 7.750%, 04/01/20(b)	966,439	995,000

		TOTAL CORPORATE BONDS	3,469,665	3,804,375

		U.S. GOVERNMENT OBLIGATIONS — 13.8%
182,224,000		U.S. Treasury Bills, 0.010% to 0.080%††, 07/03/14 to 12/18/14(f)	182,202,564	182,205,455

TOTAL INVESTMENTS — 100.0%			$1,544,299,939	1,320,376,735

CALL OPTIONS WRITTEN (Premiums received $52,734,176)				(95,966,517)
PUT OPTIONS WRITTEN (Premiums received $5,960,666)				(3,660,900)

			Market Value
Other Assets and Liabilities (Net)			$26,780,708

PREFERRED STOCK (3,708,666 preferred shares outstanding)			(92,716,650)

NET ASSETS — COMMON STOCK (107,692,163 common shares outstanding)			$1,154,813,376

NET ASSET VALUE PER COMMON SHARE ($1,154,813,376 ÷ 107,692,163 shares outstanding)			$10.72

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) — (7.5)%
	Call Options Written — (7.2)%
4,500	Agnico Eagle Mines Ltd.	Jul. 14/37.50	$683,820
3,400	Agnico Eagle Mines Ltd.	Aug. 14/32.50	1,921,000
2,920	Agnico Eagle Mines Ltd.	Aug. 14/35	1,241,000
4,100	Agnico Eagle Mines Ltd.	Nov. 14/35	2,152,500
501	Anadarko Petroleum Corp.	Aug. 14/87.50	1,115,978
550	Anadarko Petroleum Corp.	Aug. 14/100	613,250
842	Anadarko Petroleum Corp.	Sep. 14/87.50	1,853,074
550	Anadarko Petroleum Corp.	Nov. 14/100	731,500
500	Anadarko Petroleum Corp.	Nov. 14/105	511,250
1,000	Anadarko Petroleum Corp.	Dec. 14/110	795,280
110	Anglo American plc(h)	Sep. 14/1600	35,297
110	Anglo American plc(h)	Dec. 14/1600	88,780
105	Anglo American plc(h)	Mar. 15/1500	192,275
106	Anglo American plc(h)	Mar. 15/1600	131,520
4,600	AngloGold Ashanti Ltd., ADR	Jul. 14/17	299,000
8,410	AngloGold Ashanti Ltd., ADR	Oct. 14/17.50	812,995
879	Antofagasta plc(h)	Dec. 14/840	597,964
600	Apache Corp.	Jul. 14/90	657,600
600	Apache Corp.	Oct. 14/87.50	835,500
600	Apache Corp.	Oct. 14/90	771,000
800	Ardepro Co. Ltd.	Aug. 14/45	896,000
1,200	Ardepro Co. Ltd.	Nov. 14/50	966,000
400	Ardepro Co. Ltd.	Jan. 15/50	352,000
2,000	AuRico Gold Inc.	Aug. 14/6.50	340
11,100	AuRico Gold Inc.	Sep. 14/6	55,500
2,500	AuRico Gold Inc.	Oct. 14/5.20	23,600
13,000	AuRico Gold Inc.	Nov. 14/5.50	81,120
6,850	AuRico Gold Inc.	Dec. 14/5	171,250
850	Baker Hughes Inc.	Jul. 14/67.50	550,800
800	Baker Hughes Inc.	Oct. 14/70	524,000
800	Baker Hughes Inc.	Oct. 14/72.50	395,200
2,000	Barrick Gold Corp.	Jul. 14/19	46,000
2,140	Barrick Gold Corp.	Jul. 14/20	27,820
1,000	Barrick Gold Corp.	Oct. 14/21	44,000
2,600	Barrick Gold Corp.	Oct. 14/23	49,400

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
4,500	Barrick Gold Corp.	Dec. 14/20	$371,295
775	BHP Billiton Ltd., ADR	Aug. 14/72.50	39,138
500	Cabot Oil & Gas Corp.	Jul. 14/37.50	5,000
1,164	Cabot Oil & Gas Corp.	Jul. 14/40	5,820
2,000	Cabot Oil & Gas Corp.	Oct. 14/37.50	188,000
1,000	Cabot Oil & Gas Corp.	Nov. 14/37.50	113,540
1,000	Cabot Oil & Gas Corp.	Nov. 14/38.50	90,650
575	Cameron International Corp.	Aug. 14/65	227,125
1,000	Cameron International Corp.	Nov. 14/65	555,000
494	Carrizo Oil & Gas Inc.	Jul. 14/50	946,010
500	Carrizo Oil & Gas Inc.	Oct. 14/57.50	662,500
500	Carrizo Oil & Gas Inc.	Dec. 14/57.50	203,570
800	Carrizo Oil & Gas Inc.	Dec. 14/75	325,712
10,000	Centerra Gold Inc.(i)	Oct. 14/7	679,443
5,000	Centerra Gold Inc.(i)	Jan. 15/6	714,587
2,100	Cobalt International Energy Inc.	Jul. 14/20	10,500
348	CVR Energy Inc.	Aug. 14/45	146,073
576	CVR Energy Inc.	Sep. 14/45	264,960
1,500	CVR Refining, LP	Dec. 14/27.50	93,750
500	CVR Refining, LP	Dec. 14/30	13,750
2,000	Denbury Resources Inc.	Sep. 14/16	515,000
2,000	Denbury Resources Inc.	Nov. 14/17	392,800
2,500	Detour Gold Corp.(i)	Jul. 14/10	1,083,595
5,435	Detour Gold Corp.(i)	Oct. 14/13	1,400,707
45	Devon Energy Corp.	Jul. 14/65	65,025
1,500	Devon Energy Corp.	Oct. 14/72.50	1,218,750
800	Diamondback Energy Inc.	Jan. 15/70	1,748,000
13,690	Eldorado Gold Corp.	Jul. 14/7	917,230
27,400	Eldorado Gold Corp.	Oct. 14/7	2,671,500
6,900	Eldorado Gold Corp.	Oct. 14/8	310,500
9,600	Eldorado Gold Corp.(i)	Nov. 14/7	1,318,026
7,000	Eldorado Gold Corp.(i)	Jan. 15/8	639,614
5	Encana Corp.	Jul. 14/18	2,850
1,674	Encana Corp.	Jul. 14/19	795,150
2,000	Encana Corp.	Oct. 14/19	980,000
1,000	Energy XXI Bermuda Ltd.	Sep. 14/23	182,500
900	Energy XXI Bermuda Ltd.	Sep. 14/28	27,000
1,000	Energy XXI Bermuda Ltd.	Dec. 14/26	132,500
300	EOG Resources Inc.	Jul. 14/100	513,000
300	EOG Resources Inc.	Oct. 14/105	433,500
475	FMC Technologies Inc.	Jul. 14/55	273,125
475	FMC Technologies Inc.	Oct. 14/57.50	235,125
4,500	Franco-Nevada Corp.	Oct. 14/45	5,670,000
2,200	Freeport-McMoRan Copper & Gold Inc.	Aug. 14/35	400,400
2,300	Freeport-McMoRan Copper & Gold Inc.	Nov. 14/35	584,200

Number of Contracts		Expiration Date/ Exercise Price	Market Value
2,200	Freeport-McMoRan Copper & Gold Inc.	Jan. 15/35	$633,600
385	Fresnillo plc(h)	Jul. 14/896	64,768
440	Fresnillo plc(h)	Sep. 14/796	731,476
535	Fresnillo plc(h)	Sep. 14/955	297,568
569	Fresnillo plc(h)	Oct. 14/995	181,123
398	Glencore Xstrata plc(h)	Sep. 14/320	92,804
723	Glencore Xstrata plc(h)	Sep. 14/340	54,133
1,022	Glencore Xstrata plc(h)	Nov. 14/330	196,242
398	Glencore Xstrata plc(h)	Dec. 14/320	120,288
398	Glencore Xstrata plc(h)	Dec. 14/340	60,553
5,300	Goldcorp Inc.	Jul. 14/29	148,400
4,900	Goldcorp Inc.	Aug. 14/28	541,450
2,500	GoldCorp Inc.	Oct. 14/28	413,750
7,700	Goldcorp Inc.	Oct. 14/29	954,800
800	Goldcorp Inc.	Oct. 14/30	72,400
800	Goldcorp Inc.	Oct. 14/31	53,600
750	Halliburton Co.	Jan. 15/70	397,500
3,500	Key Energy Services Inc.	Dec. 14/10	227,500
2,500	Kinross Gold Corp.	Aug. 14/4	77,500
4,500	Kodiak Oil & Gas Corp.	Sep. 14/14	641,250
3,000	Kodiak Oil & Gas Corp.	Dec. 14/15	405,000
1,500	Kodiak Oil & Gas Corp.	Dec. 14/16	150,000
1,501	Laredo Petroleum Inc.	Oct. 14/30	448,799
1,000	Laredo Petroleum Inc.	Dec. 14/27.50	487,210
3,000	Lundin Mining Corp.(i)	Jul. 14/5	238,977
1,500	Marathon Oil Corp.	Jul. 14/35	727,500
1,400	Marathon Oil Corp.	Oct. 14/37	473,200
1,500	Marathon Oil Corp.	Nov. 14/37	501,150
750	Murphy Oil Corp.	Jul. 14/57.50	675,000
95	National Oilwell Varco Inc.	Jul. 14/77.50	125,400
1,100	National Oilwell Varco Inc.	Aug. 14/80	1,232,000
1,700	New Field Exploration Co.	Sep. 14/33	1,946,500
3,835	Newcrest Mining Ltd.(j)	Dec. 14/10.50	409,681
4,250	Newmont Mining Corp.	Sep. 14/25	646,000
1,248	Newmont Mining Corp.	Sep. 14/27	81,120
3,247	Newmont Mining Corp.	Dec. 14/25	678,623
2,000	Newmont Mining Corp.	Dec. 14/26	320,000
900	Noble Corp. plc	Sep. 14/34	113,400
5,000	Noble Corp. plc	Oct. 14/26	555,250
700	Noble Corp. plc	Oct. 14/30	261,037
1,800	Noble Corp. plc	Nov. 14/25	322,614
700	Noble Corp. plc	Nov. 14/31	218,876
1,498	Noble Corp. plc	Dec. 14/36	164,780
1,200	Patterson-UTI Energy Inc.	Aug. 14/34	249,000
948	Peabody Energy Corp.	Sep. 14/20	16,116
665	Peabody Energy Corp.	Dec. 14/20	27,598
2,000	Penn Virginia Corp.	Dec. 14/15	730,000
2,000	Penn Virginia Corp.	Dec. 14/19	350,000
2,500	Petroleo Brasileiro SA, ADR	Jul. 14/16	27,500
1,500	Petroleo Brasileiro SA, ADR	Oct. 14/18	54,000

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
4,630	Primero Mining Corp.	Oct. 14/7.50	$393,550
4,630	Primero Mining Corp.	Jan. 15/7.50	567,175
1,185	QEP Resources Inc.	Sep. 14/30	551,025
850	QEP Resources Inc.	Dec. 14/31	382,500
1,200	Randgold Resources Ltd., ADR	Sep. 14/85	498,000
350	Randgold Resources Ltd., ADR	Sep. 14/87.50	107,625
335	Randgold Resources Ltd., ADR	Sep. 14/95	35,175
1,100	Randgold Resources Ltd., ADR	Oct. 14/85	451,979
1,580	Randgold Resources Ltd., ADR	Nov. 14/87	646,457
1,300	Randgold Resources Ltd., ADR	Dec. 14/85	799,500
800	Randgold Resources Ltd., ADR	Dec. 14/87.50	404,000
1,550	Rio Tinto plc, ADR	Jul. 14/57.50	31,000
1,550	Rio Tinto plc, ADR	Sep. 14/57.50	96,751
1,560	Rio Tinto plc, ADR	Oct. 14/57.50	163,800
2,460	Royal Gold Inc.	Oct. 14/65	2,742,900
400	Royal Gold Inc.	Oct. 14/70	332,000
500	Schlumberger Ltd.	Nov. 14/110	520,000
5,700	Sibanye Gold Ltd., ADR	Oct. 14/10	883,500
5,500	Sibanye Gold Ltd., ADR	Nov. 14/11	594,495
5,000	Silver Wheaton Corp.	Sep. 14/23	1,800,000
1,235	Silver Wheaton Corp.	Sep. 14/25	271,700
2,300	Silver Wheaton Corp.	Nov. 14/23.50	771,834
650	SM Energy Co.	Aug. 14/80	429,000
350	SM Energy Co.	Oct. 14/80	275,048
400	SM Energy Co.	Nov. 14/80	350,000
300	SM Energy Co.	Nov. 14/85	186,000
1,000	Suncor Energy Inc.	Sep. 14/38	497,500
1,000	Suncor Energy Inc.	Dec. 14/38	530,000
1,500	Superior Energy Services Inc.	Sep. 14/30	952,500
1,250	Tahoe Resources Inc.(i)	Jul. 14/22	697,015
2,400	Tahoe Resources Inc.(i)	Oct. 14/25	899,677
3,500	Tahoe Resources Inc.(i)	Oct. 14/26	1,107,024
900	Tahoe Resources Inc.(i)	Oct. 14/27	238,274
900	Tahoe Resources Inc.(i)	Oct. 14/28	193,993
6,000	Talisman Energy Inc.	Jul. 14/11	90,000
5,000	Talisman Energy Inc.	Sep. 14/11	266,300
6,500	Talisman Energy Inc.	Oct. 14/11	422,500
18,568	Torex Gold Resources Inc.(i)	Dec. 14/1.50	432,421
150	Tullow Oil plc(h)	Sep. 14/880	90,490
2,400	Vale SA, ADR	Sep. 14/17	12,000

Number of Contracts		Expiration Date/ Exercise Price	Market Value
4,000	Weatherford International Ltd.	Jul. 14/19	$2,000,000
4,100	Weatherford International Ltd.	Aug. 14/18	2,070,500
4,000	Weatherford International Ltd.	Oct. 14/19	1,586,640
1,000	Western Refining Inc.	Jul. 14/40	32,500
1,000	Western Refining Inc.	Sep. 14/40	135,000
1,000	Western Refining Inc.	Dec. 14/40	230,000
700	Whiting Petroleum Corp.	Sep. 14/70	798,000
1,000	WPX Energy Inc.	Aug. 14/20	397,000
10,000	Yamana Gold Inc.	Sep. 14/9	245,200
9,000	Yamana Gold Inc.	Oct. 14/9	270,000
2,500	Yamana Gold Inc.	Nov. 14/8.50	134,175
5,000	Yamana Gold Inc.	Nov. 14/10	78,750
5,625	Yamana Gold Inc.	Jan. 15/9	286,875

	TOTAL CALL OPTIONS WRITTEN (Premiums received $52,734,176)		95,966,517

	Put Options Written — (0.3)%
500	Anadarko Petroleum Corp.	Nov. 14/95	122,500
750	Cameron International Corp.	Nov. 14/65	202,500
2,000	Cheniere Energy Inc.	Sep. 14/37	32,000
1,800	Energy XXI Bermuda Ltd.	Sep. 14/22	153,000
1,000	Franco-Nevada Corp.	Jul. 14/40	5,000
2,000	Franco-Nevada Corp.	Jul. 14/45	10,000
2,500	Franco-Nevada Corp.	Oct. 14/40	12,500
750	Halliburton Co.	Oct. 14/67.50	165,750
1,500	Laredo Petroleum Inc.	Oct. 14/25	78,750
600	Marathon Petroleum Corp.	Oct. 14/85	564,000
300	Marathon Petroleum Corp.	Oct. 14/87.50	340,500
600	Marathon Petroleum Corp.	Jan. 15/85	669,000
600	Occidental Petroleum Corp.	Aug. 14/90	15,900
2,000	Penn Virginia Corp.	Dec. 14/12.50	165,000
150	Pioneer Natural Resources Co.	Dec. 14/200	124,500
750	SM Energy Co.	Aug. 14/70	48,750
500	Whiting Petroleum Corp.	Dec. 14/70	138,750
1,250	Whiting Petroleum Corp.	Dec. 14/80	812,500

	TOTAL PUT OPTIONS WRITTEN (Premiums received $5,960,666)		3,660,900

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $58,694,842)		$99,627,417

(a)	Securities, or a portion thereof, with a value of $367,099,078 were deposited with the broker as collateral for options written.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the market value of Rule 144A securities amounted to $2,498,289 or 0.19% of total investments.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — June 30, 2014 (Unaudited)

(c)	At June 30, 2014, the Fund held investments in restricted securities amounting to $1,424,219 or 0.11% of total investments, which were valued as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	06/30/14 Carrying Value Per Bond
$ 1,000,000	Energy XXI Bermuda Ltd., 3.000%, 12/15/18	11/19/13	$1,000,000	$99.1250
600,000	Kirkland Lake Gold Inc., 7.500%, 12/31/17	10/17/12	611,154	72.1615

(d)	Principal amount denoted in Canadian Dollars.
(e)	Illiquid security.
(f)	At June 30, 2014, $154,960,000 of the principal amount was pledged as collateral for options written.
(g)	At June 30, 2014, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(h)	Exercise price denoted in British pence.
(i)	Exercise price denoted in Canadian dollars.
(j)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
Long Positions
North America	77.4%	$1,021,171,462
Europe	13.1	173,375,082
Latin America	4.8	63,354,378
South Africa	2.6	34,743,810
Asia/Pacific	2.1	27,732,003

Total Investments	100.0%	$1,320,376,735

Short Positions
North America	(7.2)%	$(96,282,452)
Europe	(0.3)	(2,935,284)
Asia/Pacific	(0.0)	(409,681)

Total Investments	(7.5)%	$(99,627,417)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $1,544,299,939)	$1,320,376,735
Foreign currency, payable to custodian (cost $3,702,431)	3,713,865
Cash	6,220,273
Deposit at brokers	18,674,098
Receivable for Fund shares sold	821,357
Receivable for investments sold	6,541
Dividends and interest receivable	526,856
Deferred offering expense	74,644
Prepaid expense	9,939

Total Assets	1,350,424,308

Liabilities:
Call options written (premiums received $52,734,176)	95,966,517
Put options written (premiums received $5,960,666)	3,660,900
Distributions payable	64,387
Payable for investments purchased	1,921,617
Payable for investment advisory fees	992,654
Payable for payroll expenses	152,944
Payable for accounting fees	11,250
Other accrued expenses	124,013

Total Liabilities	102,894,282

Preferred Shares:
Series B Cumulative Preferred Shares (5.000%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,708,666 shares issued and outstanding)	92,716,650

Net Assets Attributable to Common Shareholders	$1,154,813,376

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,516,879,592
Distributions in excess of net investment income	(1,397,764)
Distributions in excess of net realized gain on investments, written options, and foreign currency transactions	(95,824,381)
Net unrealized depreciation on investments	(223,923,204)
Net unrealized depreciation on written options	(40,932,575)
Net unrealized appreciation on foreign currency translations	11,708

Net Assets	$1,154,813,376

Net Asset Value per Common Share:
($1,154,813,376 ÷ 107,692,163 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.72

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $478,124)	$7,830,717
Interest	333,808

Total Investment Income	8,164,525

Expenses:
Investment advisory fees	5,887,049
Shareholder communications expenses	202,136
Trustees’ fees	109,305
Payroll expenses	98,440
Legal and audit fees	75,838
Custodian fees	56,310
Offering expense for issuance of common shares	25,641
Accounting fees	22,500
Shareholder services fees	10,915
Interest expense	2,857
Miscellaneous expenses	94,645

Total Expenses	6,585,636

Net Investment Income	1,578,889

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments	(76,059,786)
Net realized gain on written options	37,502,330
Net realized loss on foreign currency transactions	(126,994)

Net realized loss on investments, written options, and foreign currency transactions	(38,684,450)

Net change in unrealized appreciation/ depreciation:
on investments	234,535,171
on written options	(54,361,749)
on foreign currency translations	11,812

Net change in unrealized appreciation/ depreciation on investments, written options, and foreign currency translations	180,185,234

Net Realized and Unrealized Gain/(Loss)on Investments, Written Options, and Foreign Currency	141,500,784

Net Increase in Net Assets Resulting from Operations	143,079,673

Total Distributions to Preferred Shareholders	(2,303,392)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$140,776,281

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
Operations:
Net investment income	$1,578,889		$6,821,148
Net realized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	(38,684,450)		63,911,277
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	180,185,234		(255,103,705)

Net Increase/(Decrease) in Net Assets Resulting from Operations	143,079,673		(184,371,280)

Distributions to Preferred Shareholders:
Net investment income	(1,819,680	)*	(380,173)
Net realized short term gain	—		(5,149,893)
Return of capital	(483,712	)*	—

Total Distributions to Preferred Shareholders	(2,303,392)		(5,530,066)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	140,776,281		(189,901,346)

Distributions to Common Shareholders:
Net investment income	—		(5,730,386)
Net realized short term gain	—		(77,624,837)
Return of capital	(57,505,702	)*	(65,970,076)

Total Distributions to Common Shareholders	(57,505,702)		(149,325,299)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	12,109,256		62,066,000
Increase in net assets from common shares issued upon reinvestment of distributions	1,352,060		8,703,808
Net decrease in net assets from repurchase of common shares	—		(1,137,377)
Net increase in net assets from repurchase of preferred shares and transaction fees	393,213		983,493
Offering costs for preferred shares charged to paid-in capital	—		(3,320,070)
Adjustments to offering costs for preferred shares credited to paid-in capital	20,000		—

Net Increase in Net Assets from Fund Share Transactions	13,874,529		67,295,854

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	97,145,108		(271,930,791)

Net Assets Attributable to Common Shareholders:
Beginning of year	1,057,668,268		1,329,599,059

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,154,813,376		$1,057,668,268

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended June 30, 2014 (Unaudited)
			Year Ended December 31,
			2013		2012		2011		2010	2009
Operating Performance:
Net asset value, beginning of year	$9.94		$13.26		$14.70		$18.25		$15.91	$10.39

Net investment income	0.02		0.07		0.11		0.11		0.17	0.12
Net realized and unrealized gain/(loss) on investments, swap contracts, written options, and foreign currency transactions	1.32		(1.89)		(0.01)		(2.00)		3.61	7.06

Total from investment operations	1.34		(1.82)		0.10		(1.89)		3.78	7.18

Distributions to Preferred Shareholders: (a)
Net investment income	(0.02	)*	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.03)	(0.11)
Net realized gain	—		(0.05)		(0.07)		(0.10)		(0.12)	(0.18)
Return of capital	(0.00	)*	—		—		—		—	—

Total distributions to preferred shareholders	(0.02)		(0.05)		(0.07)		(0.10)		(0.15)	(0.29)

Distributions to Common Shareholders:
Net investment income	—		(0.06)		(0.02)		(0.09)		(0.31)	(0.26)
Net realized gain	—		(0.75)		(1.36)		(1.54)		(1.37)	(0.45)
Return of capital	(0.54	)*	(0.63)		(0.24)		(0.05)		—	(0.97)

Total distributions to common shareholders	(0.54)		(1.44)		(1.62)		(1.68)		(1.68)	(1.68)

Fund Share Transactions:
Increase in net asset value from issuance of common shares	0.00	(b)	0.01		0.15		0.12		0.39	0.31
Decrease in net asset value from repurchases of common shares	—		(0.00	)(b)	—		—		—	—
Increase in net asset value from repurchase of preferred shares and transaction fees	0.00	(b)	0.01		—		—		—	0.00 (b)
Offering costs for preferred shares charged to paid-in capital	—		(0.03)		—		—		—	—
Adjustments to offering costs for preferred shares credited to paid-in capital	0.00	(b)	—		—		—		—	—

Total Fund share transactions	0.00		(0.01)		0.15		0.12		0.39	0.31

Net Asset Value, End of Period	$10.72		$9.94		$13.26		$14.70		$18.25	$15.91

NAV total return †	13.67%		(14.62)%		1.36%		(11.00)%		27.25%	74.36%

Market value, end of period	$10.98		$9.02		$12.80		$14.11		$19.27	$16.34

Investment total return ††	28.37%		(19.51)%		1.82%		(18.98)%		30.77%	40.14%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended June 30, 2014 (Unaudited)
			Year Ended December 31,
			2013	2012	2011	2010	2009
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,247,530		$1,152,361	$1,428,491	$1,206,020	$1,119,246	$620,047
Net assets attributable to common shares, end of period (in 000’s)	$1,154,813		$1,057,668	$1,329,599	$1,107,127	$1,020,354	$521,155
Ratio of net investment income to average net assets attributable to common shares	0.29	%(c)	0.59%	0.33%	0.16%	0.41%	1.44%
Ratio of operating expenses to average net assets attributable to common shares	1.22	%(c)	1.20%	1.22%	1.27%	1.33%	1.78%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.12	%(c)	1.11%	1.12%	1.16%	1.17%	1.35%
Portfolio turnover rate	52.4%		83.7%	47.4%	66.4%	51.5%	61.0%
Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	—		—	$98,892	$98,892	$98,892	$98,892
Total shares outstanding (in 000’s)	—		—	3,956	3,956	3,956	3,956
Liquidation preference per share	—		—	$25.00	$25.00	$25.00	$25.00
Average market value (d)	—		—	$25.79	$26.10	$26.01	$24.60
Asset coverage per share	—		—	$361.12	$304.88	$282.95	$156.75
Asset coverage	—		—	1,444%	1,220%	1,132%	627%
5.000% Series B Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$92,717		$94,693	—	—	—	—
Total shares outstanding (in 000’s)	3,709		3,788	—	—	—	—
Liquidation preference per share	$25.00		$25.00	—	—	—	—
Average market value (d)	$21.00		$21.00	—	—	—	—
Asset coverage per share	$336		$304	—	—	—	—
Asset coverage	1,345%		1,217%	—	—	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited)

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$456,837,679	—	—	$456,837,679
Metals and Mining	659,902,990	$12,179,417	—	672,082,407
Total Common Stocks	1,116,740,669	12,179,417	—	1,128,920,086
Convertible Corporate Bonds(a)	2,325,850	2,688,000	$432,969	5,446,819
Corporate Bonds(a)	995,000	2,809,375	—	3,804,375
U.S. Government Obligations	—	182,205,455		182,205,455
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,120,061,519	$199,882,247	$432,969	$1,320,376,735

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/14
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(43,946,989)	$(52,019,528)		$(95,966,517)
Put Options Written	(212,500)	(3,448,400)		(3,660,900)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(44,159,489)	$(55,467,928)		$(99,627,417)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2 and Level 3 during the six months ended June 30, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract,

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money,

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at June 30, 2014 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the six months ended June 30, 2014 had an average monthly market value of approximately $57,125,238. Please refer to Note 4 for option activity during the six months ended June 30, 2014.

At June 30, 2014, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Written Options	$99,627,417	—	$99,627,417

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of June 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$86,639,102	$(86,639,102)	—	—
Morgan Stanley	12,988,315	(12,988,315)	—	—

Total	$99,627,417	$(99,627,417)	—	—

As of June 30, 2014, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the six months ended June 30, 2014, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2014, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.000% Series B Cumulative Preferred Shares (“Series B Preferred”) are accrued on a daily basis.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$83,355,223	$5,530,066
Return of capital	65,970,076	—

Total distributions paid	$149,325,299	$5,530,066

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, written options, and foreign currency translations	$(483,662,812)
Qualified late year loss deferral*	(19,584,486)
Other temporary differences**	(78,911)

Total	$(503,326,209)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2013, the Fund elected to defer $12,405, and $19,572,081 of late year ordinary losses and long term capital losses, respectively.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at June 30, 2014:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$1,577,349,357	$57,051,444	$(314,024,066)	$(256,972,622)
Written options	(58,694,842)	10,409,070	(51,341,645)	(40,932,575)

		$67,460,514	$(365,365,711)	$(297,905,197)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2014, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2014, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2014, the Fund paid or accrued $98,440 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2014, other than short term securities and U.S. Government obligations, aggregated $568,416,656 and $556,933,152, respectively.

Written options activity for the Fund for the six months ended June 30, 2014 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2013	1,027,989	$48,074,980
Options written	672,168	77,716,967
Options repurchased	(67,983)	(5,782,987)
Options expired	(347,383)	(34,971,020)
Options exercised	(809,624)	(26,343,098)

Options outstanding at June 30, 2014	475,167	$58,694,842

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The following table summarizes the data relating to the “at the market” offering of the Fund’s common shares:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of NAV
Six months ended June 30, 2014	1,132,921	$12,109,256	$105,968	$25,641	$255,667
Year ended December 31, 2013	5,474,071	$62,066,000	$574,710	$48,681	$1,438,249

The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2013, the Fund repurchased and retired 127,045 common shares in the open market at a cost of $1,137,377 and an average discount of approximately 9.29% from its NAV. During the six months ended June 30, 2014 the Fund did not repurchase any common shares of beneficial interest.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offerings	1,132,921	$12,109,256	5,474,071	$62,066,000
Net increase from shares issued upon reinvestment of distributions	128,822	1,352,060	784,293	8,703,808
Net decrease from shares repurchased	—	—	(127,045)	(1,137,377)

Total	1,261,743	$13,461,316	6,131,319	$69,632,431

G.research, Inc., an affiliate of the Adviser, acted as sales manager for all of the offerings and collected sales manager commissions of $120,099 for the six months ended June 30, 2014 and $574,710 in 2013.

Pursuant to its current $350,000,000 shelf registration enabling the Fund to offer additional common and preferred shares, on May 7, 2013, the Fund received net proceeds of $96,679,930 (after deduction of $3,150,000 of underwriting fees and offering expenses of $170,070) from the offering in connection with the issuance of 4,000,000 Series B Preferred. The Series B Preferred will be callable at anytime at the liquidation value of $25 per share plus accrued dividends following the expiration of the five year call protection on May 7, 2018. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2014, the Fund repurchased and retired 79,060 of the Series B Preferred in the open market at a cost of $1,582,537 and an average discount of approximately 19.97% from its liquidation preference. At June 30, 2014, 3,708,666 Series B Preferred were outstanding and accrued dividends amounted to $64,387.

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund redeemed a portion of shares of its Series A Preferred on April 11, 2013 and the remainder on June 12, 2013, including dividends accrued to the respective redemption dates. All of the Fund’s Series A Preferred have been retired.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Unaudited) (Continued)

affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

As of June 30, 2014, after considering the issuance of common shares and the Series B Preferred, the Fund had approximately $186 million available for issuance under the current shelf offering.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York (the “Court”) against the Executive Vice President and Chief Operating Officer (the “Officer”) of the Adviser, alleging violations of certain federal securities laws arising from the same matter. On May 2, 2014, the SEC filed with the Court a stipulation of voluntary dismissal of the civil action against the Officer, and on June 19, 2014, the Court approved the stipulation and entered an order of dismissal of the action against the Officer. The settlement by the Adviser and the disposition of the action against the Officer did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 11, 2014, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

GAMCO Global Gold, Natural Resources & Income Trust

Board Consideration and Approval of Advisory Agreement (Unaudited)

At its meeting on February 25, 2014, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of sector options arbitrage/options strategies and sector equity buy/write strategy funds prepared by Lipper. The Independent Board Members noted that the Fund’s performance was in the fourth quartile for the one and three year periods and third quartile for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of options arbitrage and options strategies closed-end funds and noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s expense ratios were higher than average and the Fund’s size was also above average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and fees chargeable on assets attributable to leverage in certain circumstances. The Board recognized that the Adviser and its affiliates did not manage other accounts with similar strategies that had fees lower than those charged for the Fund.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that, while the performance record had been poor during the various comparison periods, on an absolute basis in comparison with the peer group it had been considerably more favorable in relation to the performance of the industries the Fund focuses on. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

GAMCO Global Gold, Natural Resources & Income Trust

Board Consideration and Approval of Advisory Agreement (Unaudited) (Continued)

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Global Gold, Natural Resources & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Funds Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES

& INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Salvatore M. Salibello, CPA

Partner,

Salibello & Company

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GGN Q2/2014

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/14 through 01/31/14	Common – N/A Preferred Series B – 51,469	Common – N/A Preferred Series B – $19.8851	Common – N/A Preferred Series B – 51,469	Common – 106,430,420 Preferred Series B – 3,787,726 – 51,469 = 3,736,257
Month #2 02/01/14 through 02/28/14	Common – N/A Preferred Series B – 27,591	Common – N/A Preferred Series B – $20.2342	Common – N/A Preferred Series B – 27,591	Common –106,430,420 Preferred Series B – 3,736,257 – 27,591= 3,708,666
Month #3 03/01/14 through 03/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 106,430,420 Preferred Series B – 3,708,666
Month #4 04/01/14 through 04/30/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 106,430,420 Preferred Series B – 3,708,666
Month #5 05/01/14 through 05/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 106,523,306 Preferred Series B – 3,708,666
Month #6 06/01/14 through 06/30/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 107,692,163 Preferred Series B – 3,708,666
Total	Common – N/A Preferred Series B – 79,060	Common – N/A Preferred Series B – $20.0069	Common – 127,045 Preferred Series B – 79,060	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Gold, Natural Resources & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/4/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/4/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 9/4/2014

*	Print the name and title of each signing officer under his or her signature.